UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 21, 2009

LIFE EXCHANGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52394	20-2602277
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2001 Biscayne Blvd., Suite 2102,	Miami, FL 33137
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 907-9766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 27, 2009, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission to report a change in the Registrant’s independent public accountant under Item 4.01 of Form 8-K.  The Company is filing this Amendment No. 1 to Form 8-K to clarify that the Company had dismissed its former auditors on July 21, 2009.

Section 4. – Matters Related To Accountants And Financial Statements

Item 4.01 Changes In Registrant’s Certifying Accountant:

On July 21, 2009, the Board of Directors of Life Exchange, Inc. appointed L.L. Bradford (“Bradford”) as its independent auditors for the 2009 fiscal year, replacing Jewett, Schwartz, Wolfe & Associates (“Jewett”).  This action effectively dismisses Jewett as the Company’s independent auditor effective July 21, 2009; however, Jewett’s report on the Company’s financial statements for the years ended June 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion except that the audit reports for the fiscal years ended June 30, 2008 and 2007, contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern.

For the years ended June 30, 2008 and 2007, and through the date of this Form 8-K, there have been no disagreements with Jewett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Jewett’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended June 30, 2008 and 2007, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Jewett with the disclosures it is making herein no later than the day that the disclosures are filed with the Commission.  The Company has requested that Jewett furnish, and Jewett has furnished, a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made by the Company in response to this Item 4.01 of this Current Report and, if not, stating the respects in which it does not agree. A copy of said Letter is filed as Exhibit 16.1 to this Current Report.

During the years ended June 30, 2008 and 2007, and through July 21, 2009 (the date Bradford was appointed), the Company did not consult Bradford with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

2

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter on Change in Certifying Accountant dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 3, 2009

Life Exchange

By: /s/ David Dorr
Name: David Dorr
Title: President/CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter on Change in Certifying Accountant dated July 30, 2009.